UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2005


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


                   Texas                0-9355                    87-0352095
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

            9870 Plano Road
             Dallas, Texas                                          75238
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         On December 16, 2005, Cubic Energy, Inc. (the "Company") closed a Securities Purchase Agreement and issued 2,500,000 common shares at a price of $.80 per share and issued warrants, with a five year expiration, for the purchase of up to 1,000,000 shares of Company common stock at an exercise price of $1.00 per share.

         The shares and warrants were issued by the Company in reliance upon an exemption from registration set forth in Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

Item 3.02   Unregistered Sales of Equity Securities.

         Information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits.

         10.1 Securities Purchase Agreement, dated as of December 12, 2005, among Cubic Energy, Inc. and each purchaser identified on the signature pages thereto.

         10.2 Registration Rights Agreement, dated as of December 12, 2005, among Cubic Energy, Inc. and each purchaser identified on the signature pages thereto.

         10.3     Form of Common Stock Purchase Warrant.

         99.1     Press Release, dated December 16, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 16, 2005                  CUBIC ENERGY, INC.

                                                   By: /s/ Jon Stuart Ros
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary